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                                    AFFIDAVIT
                              OF TITLE TO BUSINESS
                                       AND
                      IN COMPLIANCE WITH BULK TRANSFER ACT

STATE OF GEORGIA
COUNTY OF APPLING

      Personally appeared before the undersigned attesting officer, duly authorized to administer oaths in and for said State and County, Ted C. Flood, who, being duly sworn on oath, deposes and states upon personal knowledge as follows:

                                       1.

       Deponent is a resident of Duval County, Florida, of legal age and sui juris, and is Secretary of International Press & Shear Corp. ("IPSC"), a Georgia corporation, which owns and operates a baling press manufacturing business at 396 Frost Industrial Boulevard, Baxley, Appling County, Georgia
(the "Business").

                                       2.

      IPSC is as of the date hereof the sole owner of the Business (except land and building leased from the Development Authority of Appling County) and all of the assets thereof with full right to sell, transfer and deliver the same.

                                       3.

      The assets of the Business, including all of the Purchased Assets as defined in the Asset Purchase Agreement entered into between IPSC and IPS Balers Inc. dated as of December 10, 1999 are free and clear of all debts, liabilities, obligations and encumbrances, other than as set forth in Exhibit A attached hereto.

                                       4.

      The list of Accounts Payable attached as Exhibit F to the said Asset Purchase Agreement is true and accurate as of the date hereof.

                                       5.

      There are no suits pending or threatened or outstanding judgments rendered against IPSC or the Business in any Court of the States of Georgia or Florida or elsewhere in the United States of America, and there are no replevins, attachments, executions or other writs, summonses or processes issued against it; that IPSC has not filed any petition in bankruptcy, nor has any petition in

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bankruptcy been filed against it, and IPSC has not been adjudicated a bankrupt, or been granted any order of relief by any bankruptcy court.

                                       6.

      This affidavit is made to induce IPS Balers Inc. (and Sidney Wildes and Forrest Wildes as Guarantors of certain Assumed Liabilities) to accept the transfer of the assets of IPSC, but not the Business itself, and to pay the consideration therefor specified in the Asset Purchase Agreement dated as of December 10, 1999.

                                       7.

      This affidavit is further given for the benefit of the said purchaser in compliance with the Georgia Uniform Commercial Code Bulk Transfer Act.

      This 10th day of December, 1999.


                                                      /s/ Ted C. Flood
                                                      ----------------
                                                      Ted C. Flood

Sworn to and subscribed before me,
this _____ day of December, 1999:



___________________________________
Notary Public

(NOTARY SEAL)

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                                    EXHIBIT A

      (a) EIP Note made by IPSC in favor of Appling County, Georgia in the original principal amount of $250,000.00, secured by machinery and equipment, with a current balance of approximately $140,000.

      (b) Guaranty of Note dated April 5, 1996 made by the Development Authority of Appling County in favor of SouthTrust Bank of Florida, NA, in the original principal amount of $720,000, with a current balance of approximately $669,193.38.

      (c) Lessee's obligations under the Lease with Option to Purchase entered into between the Development Authority of Apling County as Lessor and IPSC as Lessee dated April 1, 1996.

      (d) Guaranty of Note made by AmeriSouth Recycling of Alabama Inc. in favor of SunTrust Bank, Southeast Georgia NA, in the original principal amount of $215.000, with a current balance of approximately $203,750.

      (e) Accounts payable of IPSC listed on Exhibit F attached to the Asset Purchase Agreement entered into between IPSC as Seller and IPSB as Buyer dated as of December 10, 1999, except the $4250.00 payable to Collins Company for repair of lightning damage to the telephone system.

      (f) Customer deposits listed on Exhibit G to the said Asset Purchase Agreement.